                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-8886

                    FLAG INVESTORS EQUITY PARTNERS FUND, INC.
                    -----------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                One South Street
                              Baltimore, MD 21202
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        5/31

Date of reporting period:       11/30/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Flag Investors Equity Partners Fund

Semiannual Report to Shareholders

November 30, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risks, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary November 30, 2003

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4%. Class C shares have a 1% front-end sales charge, and redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charge.

Returns and rankings for Class A, B and Institutional Class shares for the Life of Class periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder Flag Investors Equity Partners Fund	6-Month++	1-Year	3-Year	5-Year	Life of Class*
Class A	14.88%	21.96%	4.07%	4.19%	12.33%
Class B	14.40%	21.00%	3.29%	3.40%	11.50%
S&P 500 Index++	10.80%	15.09%	-5.52%	-.47%	11.11%
Scudder Flag Investors Equity Partners Fund	6-Month++	1-Year	3-Year	5-Year	Life of Class**
Class C	14.46%	21.00%	3.29%	3.41%	5.71%
S&P 500 Index++	10.80%	15.09%	-5.52%	-.47%	.71%
Scudder Flag Investors Equity Partners Fund	6-Month++	1-Year	3-Year	5-Year	Life of Class***
Institutional Class+	14.99%	22.21%	4.33%	4.45%	10.70%
S&P 500 Index++	10.80%	15.09%	-5.52%	-.47%	8.51%

Sources: Lipper Inc. and Investment Company Capital Corporation

++ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on February 13, 1995. Index returns begin February 28, 1995.
** Class C shares commenced operations on October 28, 1998. Index returns begin October 31, 1998.
*** Institutional Class shares commenced operations on February 14, 1996. Index returns begin February 29, 1996.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 11/30/03	$ 23.63	$ 22.56	$ 22.56	$ 23.83
5/31/03	$ 20.58	$ 19.72	$ 19.71	$ 20.76
Distribution Information : Six Months: Income Dividends	$ .01	$ -	$ -	$ .04

Class A Lipper Rankings- Multi-Cap Core Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	144	of	578	25
3-Year	45	of	424	11
5-Year	86	of	276	32

Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment (Adjusted for Sales Charge)
[] Scudder Flag Investors Equity Partners Fund - Class A [] S&P 500 Index++

Yearly periods ended November 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425. The growth of $10,000 is cumulative.

* The Fund commenced operations on February 13, 1995. Index returns begin February 28, 1995.

Comparative Results (Adjusted for Sales Charge)
Scudder Flag Investors Equity Partners Fund		1-Year	3-Year	5-Year	Life of Class*	Life of Class**
Class A	Growth of $10,000	$11,495	$10,623	$11,570	$26,189	-
	Average annual total return	14.95%	2.04%	2.96%	11.58%	-
Class B	Growth of $10,000	$11,800	$10,819	$11,721	$26,039	-
	Average annual total return	18.00%	2.66%	3.23%	11.50%	-
Class C	Growth of $10,000	$11,979	$10,909	$11,709	-	$13,132
	Average annual total return	19.79%	2.94%	3.21%	-	5.50%
S&P 500 Index++	Growth of $10,000	$11,509	$8,434	$9,766	$25,129	$10,362
	Average annual total return	15.09%	-5.52%	-.47%	11.11%	.71%

The growth of $10,000 is cumulative.

Scudder Flag Investors Equity Partners Fund		1-Year	3-Year	5-Year	Life of Class***
Institutional Class+	Growth of $250,000	$305,525	$283,900	$310,775	$551,825
	Average annual total return	22.21%	4.33%	4.45%	10.70%
S&P 500 Index++	Growth of $250,000	$287,725	$210,850	$244,150	$466,600
	Average annual total return	15.09%	-5.52%	-.47%	8.51%

The growth of $250,000 is cumulative.

The minimum investment for Institutional Class shares is $250,000.

* The Fund commenced operations on February 13, 1995. Index returns begin February 28, 1995.
** Class C shares commenced operations on October 28, 1998. Index returns begin October 31, 1998.
*** Institutional Class shares commenced operations on February 14, 1996. Index returns begin February 29, 1996.
+ Institutional Class shares are not subject to sales charges.
++ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

In the following Q&A, Portfolio Manager Hobart Buppert discusses market conditions and Scudder Flag Investors Equity Partners Fund's investment strategy during the six months ended November 30, 2003.

Q: Will you comment on the market environment during the fund's semiannual period?

A: The six-month period was a positive one for most stocks. After a three-year downturn, investors regained their confidence and with it some appetite for common stocks. Flows of money into stocks increased dramatically during the past six months, moving stock prices substantially higher.

After the extended market downturn, market valuations of stocks had become quite cheap from a historical standpoint and relative to interest rates, making them attractive again to investors. Stock valuations within the fund and within the Standard & Poor's 500 (S&P 500), in our opinion, had fallen to levels much lower than they should have been based on the economic fundamentals of the underlying businesses. Even stocks of the highest-quality companies with long-term earnings track records had been dragged down over the past few years as investors moved out of stocks and into other investments that they believed offered more safety - primarily government bonds and cash.

Such defensive investments typically provide a sense of security to many investors. And, over the past few years, these types of investments outperformed many stocks. However, with interest rates near historic lows, the income and total rates of return on these types of defensive investments began to disappoint investors. As the economy continued its modest improvement and valuations of stocks remained low, investors began to move back into stocks in hopes of being rewarded with higher returns than those being generated by government bonds. This shift in investment flows propelled a broad-based rally in stocks. The market was led by some of the technology companies that had previously suffered the steepest declines. However, stocks within many sectors gained significant ground. The S&P 500 provided a total return of 10.80% in the six months ended November 30, 2003.

Q: How did Scudder Flag Investors Equity Partners Fund perform?

A: The fund performed well. Its Class A shares (unadjusted for sales charges which, if included, would have reduced returns) posted a total return of 14.88% for the six-month period ended November 30, 2003. Please see pages 4 through 6 for performance of other share classes. This return surpassed the 10.80% return of the S&P 500 (the fund's benchmark) and the 12.99% return of the fund's peers in the Lipper Multi-Cap Core Funds category.* Additionally, the fund has outperformed the average returns of the S&P 500 and its Lipper peers for the one-year, three-year and five-year periods ended November 30, 2003.

* The Lipper Multi-Cap Core Fund Average is calculated by Lipper Inc. It is the total return performance average of funds that are tracked by Lipper that have the same fund classification. Lipper does not take into account sales charges.

Q: Will you comment on the fund's outperformance of its peers and benchmark?

A: We're of course very pleased with the fund's performance during this six-month reporting period. However, we're even more pleased with the fund's long-term performance, which we believe is a better measurement of the value we have been able to create for shareholders. The fund has outperformed its S&P 500 benchmark in four of the last five calendar years. In many of those years, the performance differential was substantial. As mentioned previously, the fund has outperformed its Lipper peers for all standard time periods ended November 30, 2003. We maintain a consistent management style that focuses on long-term value creation. We don't sway from our investment discipline in an attempt to capture short-term gains for the fund. This consistency, we believe, is the key to the fund's short- and long-term success.

Q: How do you choose stocks for the fund?

A: We choose stocks through a "flexible-value" equity investment philosophy. Rather than focusing on trends in the economy and financial markets, we analyze individual companies. While we look for companies that we believe are undervalued, we don't restrict our stock picks to those with predefined price-to-earnings ratios or any other formula approach that would reduce the investment universe. We believe that all stocks - whether they are labeled growth or value - can become undervalued at some point based on market sentiment and other short-term factors. We make our decisions based on bottom-up, fundamental research, looking for well-positioned companies with shareholder-oriented management. We then buy stocks of those that are trading at what we believe to be attractive prices relative to their intrinsic value and have potential for long-term growth. The fund's long-term approach enables it to seek to take advantage of short-term market uncertainty, such as we've endured this year. And we believe the extended market downturn has presented a tremendous opportunity for us to upgrade the prospects of the portfolio with stocks that are trading at what we believe to be unwarranted discounts.

We consider ourselves to be primarily "buy-and-hold" investors, which means we tend to hold on to stocks for one to three years or longer if the company continues to meet our expectations. We tend to sell stocks when their earnings growth appears less promising, when their price fully reflects their growth potential or when we believe other investments offer better opportunities. This long-term focus has been critical in the fund's success this period, as some of the fund's long-term holdings that had been out of favor in past periods rebounded strongly.

Q: What were the fund's best performers this period?

A: Nearly all of the fund's stocks gained ground, but three of our largest holdings posted particularly attractive gains.

1. American Financial Realty Trust. This real estate investment trust (REIT) is the fund's largest holding, representing 6.28% of the fund's total market value as of November 30, 2003. We purchased the security in September 2002, and since then, it has posted strong gains as management has executed on its business plan and begun a successful acquisition program. This has led to increased investor confidence and ultimately its rising stock price. American Financial has created a strong real estate niche in the quickly consolidating banking industry. The REIT partners with banks in need of freeing up assets by disposing of their branch office buildings and excess real estate. It acquires the real estate and finds banks or other businesses to lease the property. The structure of these leases generates an earnings flow for the company, and we expect the company to grow faster than the average company in the S&P. The security became a publicly traded stock this year, which provides a higher level of liquidity for investors. We like American Financial's long-term prospects and believe it is a stable revenue company with strong earnings growth potential. Additionally, it pays an attractive dividend, which adds to its total return potential.

2. American Standard Companies, Inc. This company is a diversified manufacturer best known for its plumbing products but which also has lucrative air-conditioning and vehicle control systems businesses. We purchased the stock in 1997 because we liked its management team and the team's plans to grow the company. It was the fund's third-largest holding as of November 30, 2003. Since our purchase, the management team has executed on its plan, and we continue to gain confidence in the prospects for the company. Its earnings history has been solid, but during this period, the market bid up the price of the stock faster than gains in its earnings. With the economy improving, investors seem to believe that American Standard's earnings will be more sustainable.

3. Cendant Corp. Cendant Corp., the fund's second-largest holding, posted returns well above the market. While this stock struggled over the last couple of years, we maintained our confidence in the company's underlying businesses, which have continued to generate strong cash flows, have delivered on earnings and have not required any material cash investments by their parent company. Cendant Corp. is a large conglomerate with assets in real estate brokerage (Century 21 and Coldwell Banker), car rental agencies (Avis and Budget), hotel franchises (Ramada and Days Inn) and other areas that service the travel industry. Cendant's diversified business model is quite unique. During the period, the company's revenues grew from these businesses, which it franchises rather than owns. Investors recognized the success of this strategy, and Cendant's share price posted strong gains. Even with these recent gains, we believe the stock is still trading at a discount* that is too low given Cendant's good fundamentals, strong business lines and excess cash flow.

* As of November 30, 2003.

Q: Were there stocks that disappointed during the period?

A: While nearly all of the fund's holdings gained ground in the period, and most outperformed the average return of the S&P 500, there were two notable exceptions.

1. Concord EFS, Inc. This company is an electronic transaction processor that provides the technology and network systems that make payments and other financial transactions fast, efficient and secure. The stock fell off early in 2003 because of earnings concerns. Once a competitor - First Data Corp. - announced that it planned to acquire Concord EFS, the stock rebounded, only to decline again in October when the Department of Justice announced that it was going to oppose the acquisition. Although we couldn't be certain, we believed that the deal would eventually go through. After First Data agreed to divest itself of another subsidiary, the transaction was allowed to move forward. When the transaction is complete, the fund's shares in Concord EFS will convert to First Data shares. The fund currently holds a position in First Data, which is the largest transaction processor in the United States and the owner of Western Union. We're excited about the opportunity to grow this position. First Data, we believe, offers a good deal of growth potential for the fund at an attractive valuation.

2. XL Capital Ltd. XL Capital Ltd. provides insurance and reinsurance coverage and financial products and services to industrial, commercial and professional service firms, insurance companies and other enterprises globally. The company, a long-term holding for the fund, declined this period after it took a write-off based on poor performance from one of its subsidiaries. While we were unhappy about the loss, we don't expect this event to cause any long-term issues for the stock. The stock also declined with other insurers as concern grew about the potential for a less favorable pricing environment within the industry. Over the past several years, many insurers have been able to increase their prices by 20% to 40%. Estimates suggest these increases might be cut in half. While such a cut will affect earnings, we believe the ability to achieve reasonable increases is still quite favorable. We maintain our conviction in XL Capital's long-term potential and plan to hold on to this stock.

Q: Are there any additional comments that you would like to make?

A: We would like to thank our shareholders for their continued investment in and support of Scudder Flag Investors Equity Partners Fund. Again, we're pleased that the fund provided strong returns during this short period. However, with investing, it's long-term performance that's most important. As you review your portfolio, we hope you'll take the time to reflect on how this fund has performed over time. As we mentioned earlier in the report, the fund has outperformed its S&P 500 benchmark in all standard time periods since its inception and in four of the last five calendar years.

Since the fund's inception in 1995, many events have significantly altered the course of the investment markets. In the mid-1990s, interest rates escalated swiftly on two occasions and then declined substantially over the past few years. We witnessed a momentum-driven technology market that fell substantially and a huge hedge fund that hurt an unsuspecting market. There were the terrorist attacks of September 11, 2001, and most recently the war with Iraq. Investor sentiment and behavior has changed dramatically over the past several years. Throughout this sometimes-tumultuous period, we have navigated the fund respectably and have been able to capitalize on opportunities that those issues created. We believe our long-term investment approach using our "flexible-value" philosophy has been critical in providing attractive returns for shareholders. Our success in weathering the storms of the past gives us confidence in our ability to steer this fund favorably in the future. We believe the fund's portfolio of stocks offers better-than-average valuations as well as stronger underlying fundamentals, and we are confident in the investment potential for long-term fund investors.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary November 30, 2003

Asset Allocation	11/30/03	5/31/03

Common Stocks	100%	100%

Sector Diversification (Excludes Cash Equivalents)	11/30/03	5/31/03

Financials	37%	36%
Industrials	29%	29%
Consumer Discretionary	12%	12%
Health Care	12%	11%
Utilities	3%	3%
Information Technology	3%	3%
Materials	2%	-
Consumer Staples	2%	2%
Telecommunication Services	-	4%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at November 30, 2003 (49.4% of Portfolio)
1. American Financial Realty Trust Provider of corporate owned real estate assets	6.3%
2. Cendant Corp. Provider of consumer and business services globally	5.8%
3. American Standard Companies, Inc. Manufacturer of air conditioning systems, bathroom and kitchen fixtures	5.7%
4. Citigroup, Inc. Provider of diversified financial services	5.6%
5. Berkshire Hathaway, Inc. Holder owning subsidiaries in a variety of business sectors	5.1%
6. Wellpoint Health Networks, Inc. Provider of health care services	5.1%
7. Oxford Health Plans Provider of health services	4.1%
8. Canadian National Railway Co. Operator of railroads	4.1%
9. Prudential Financial, Inc. Provider of financial services	3.9%
10. XL Capital Ltd. Provider of Insurance services	3.7%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

Investment Portfolio as of November 30, 2003 (Unaudited)

	Shares	Value ($)

Common Stocks 99.6%
Consumer Discretionary 12.1%
Household Durables 2.1%
Blyth, Inc.	179,300	5,387,965
Media 6.4%
Clear Channel Communications, Inc.	211,600	8,846,996
Gannett Co., Inc.	46,700	4,044,220
Time Warner, Inc.*	211,300	3,439,964
		16,331,180
Multiline Retail 0.5%
BJ's Wholesale Club, Inc.*	51,100	1,300,495
Specialty Retail 3.1%
TJX Companies, Inc.	353,800	7,992,342
Consumer Staples 1.6%
Tobacco
Altria Group, Inc.	81,200	4,222,400
Financials 36.5%
Banks 3.0%
Wells Fargo & Co.	135,600	7,773,948
Diversified Financials 13.1%
AmeriCredit Corp.*	463,800	6,238,110
Capital One Finance Corp.	65,400	3,905,688
Citigroup, Inc.	307,372	14,458,779
Freddie Mac	167,000	9,088,140
		33,690,717
Insurance 14.1%
Berkshire Hathaway, Inc. "B"*	4,700	13,164,700
Hilb, Rogal & Hamilton Co.	31,700	922,470
Prudential Financial, Inc.	254,300	9,945,673
Quanta Capital Holdings Ltd., 144A*	250,000	2,550,000
XL Capital Ltd. "A"	128,108	9,633,722
		36,216,565
Real Estate 6.3%
American Financial Realty Trust	950,000	16,150,000
Health Care 11.5%
Health Care Equipment & Supplies 1.6%
Baxter International, Inc.	148,700	4,136,834
Health Care Providers & Services 9.8%
Anthem, Inc.*	14,000	1,009,680
Laboratory Corp. of America Holdings*	10,000	361,200
Oxford Health Plans	241,100	10,565,002
Wellpoint Health Networks, Inc.*	140,800	13,163,392
		25,099,274
Pharmaceuticals 0.1%
Pfizer, Inc.	8,000	268,400
Industrials 29.2%
Aerospace & Defense 2.0%
United Technologies Corp.	59,500	5,099,150
Building Products 5.8%
American Standard Companies, Inc.*	148,300	14,785,510
Commercial Services & Supplies 13.4%
Allied Waste Industries, Inc.*	691,000	8,602,950
Cendant Corp.*	675,050	14,959,108
Concord EFS, Inc.*	458,300	5,265,867
First Data Corp.	114,300	4,326,255
Sabre Holdings Corp.	68,000	1,417,800
		34,571,980
Industrial Conglomerates 2.8%
Tyco International Ltd.	317,800	7,293,510
Machinery 1.1%
SPX Corp.*	53,700	2,915,910
Road & Rail 4.1%
Canadian National Railway Co.	176,000	10,445,600
Information Technology 3.2%
Computers & Peripherals
International Business Machines Corp.	91,800	8,311,572
Materials 2.1%
Metals & Mining
CONSOL Energy, Inc.	260,000	5,525,000
Telecommunication Services 0.1%
Diversified Telecommunication Services
Qwest Communications International, Inc.*	101,900	372,954
Utilities 3.3%
Gas Utilities
Kinder Morgan Management LLC*	214,345	8,380,889
Kinder Morgan, Inc.	202	11,017
		8,391,906
Total Common Stocks (Cost $155,967,383)		256,283,212

	Principal Amount ($)	Value ($)

Repurchase Agreements 0.4%
Goldman Sachs, 0.97% dated 11/28/2003, to be repurchased at $965,078 on 12/1/2003 (b) (Cost $965,000)	965,000	965,000
Total Investment Portfolio - 100.0% (Cost $156,932,383) (a)		257,248,212

* Non-income producing security.
(a) The cost for federal income tax purposes was $156,932,383. At November 30, 2003, net unrealized appreciation for all securities based on tax cost was $100,315,829. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $103,343,047 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,027,218.
(b) Collateralized by $984,842 US Treasury Note, 2.375%, maturing on 8/15/2006 with value of $965,531.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2003 (Unaudited)
Assets
Investments in securities, at value (cost $156,932,383)	$ 257,248,212
Cash	192
Dividends receivable	261,283
Interest receivable	78
Receivable for Fund shares sold	59,815
Other assets	4,196
Total assets	257,573,776
Liabilities
Payable for Fund shares redeemed	406,881
Accrued advisory fee	171,367
Other accrued expenses and payables	138,710
Total liabilities	716,958
Net assets, at value	$ 256,856,818
Net Assets
Net assets consist of: Undistributed net investment income	360,941
Net unrealized appreciation (depreciation) on investments	100,315,829
Accumulated net realized gain (loss)	(2,963,161)
Paid-in capital	159,143,209
Net assets, at value	$ 256,856,818

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2003 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($141,062,841 / 5,970,386 shares of capital stock outstanding, $.001 par value, 40,000,000 shares authorized)	$ 23.63
Maximum offering price per share (100 / 94.25 of $23.63)	$ 25.07
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($18,914,765 / 838,395 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)
$ 22.56
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($4,917,602 / 218,002 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)
$ 22.56
Maximum offering price per share (100 / 99.00 of $22.56)	$ 22.79
Institutional Class Net Asset Value, offering and redemption price per share ($91,961,610 / 3,859,393 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)	$ 23.83

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended November 30, 2003 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $10,001)	$ 1,977,006
Interest	2,986
Securities lending income	4,854
Total Income	1,984,846
Expenses: Investment advisory fee	1,035,684
Transfer agent fees	45,530
Custody and accounting fees	44,496
Distribution and shareholder servicing fees	289,908
Auditing	24,920
Legal	7,000
Directors' fees and expenses	4,775
Report to shareholders	49,038
Registration fees	38,421
Other	545
Total expenses	1,540,317
Net investment income (loss)	444,529
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(3,791,211)
Net unrealized appreciation (depreciation) during the period on investments	37,852,591
Net gain (loss) on investment transactions	34,061,380
Net increase (decrease) in net assets resulting from operations	$ 34,505,909

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended November 30, 2003 (Unaudited)	Year Ended May 31, 2003
Operations: Net investment income (loss)	$ 444,529	$ 182,992
Net realized gain (loss) on investment transactions	(3,791,211)	8,728,017
Net unrealized appreciation (depreciation) on investment transactions during the period	37,852,591	(41,878,604)
Net increase (decrease) in net assets resulting from operations	34,505,909	(32,967,595)
Distributions to shareholders from: Net investment income: Class A	(62,602)	-
Institutional Class	(161,771)	-
Net realized gains: Class A	-	(2,369,215)
Class B	-	(402,641)
Class C	-	(76,933)
Institutional Class	-	(1,282,219)
Fund share transactions: Proceeds from shares sold	10,088,426	36,878,886
Reinvestment of distributions	128,538	3,834,891
Cost of shares redeemed	(33,747,699)	(94,203,837)
Net increase (decrease) in net assets from Fund share transactions	(23,530,735)	(53,490,060)
Increase (decrease) in net assets	10,750,801	(90,588,663)
Net assets at beginning of period	246,106,017	336,694,680
Net assets at end of period (including undistributed net investment income of $360,941 and $140,785, respectively)	$ 256,856,818	$ 246,106,017

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended May 31,	2003[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 20.58	$ 22.67	$ 24.56	$ 21.22	$ 25.68	$ 21.29
Income (loss) from investment operations: Net investment income (loss)	.04[b]	.01[b]	(.01)[b]	.06	.10	(.01)
Net realized and unrealized gain (loss) on investment transactions	3.02	(1.80)	(1.69)	4.12	(3.54)	4.70
Total from investment operations	3.06	(1.79)	(1.70)	4.18	(3.44)	4.69
Less distributions from: Net investment income	(.01)	-	(.05)	(.07)	(.03)	(.03)
Net realized gains on investment transactions	-	(.30)	(.14)	(.77)	(.99)	(.27)
Total distributions	(.01)	(.30)	(.19)	(.84)	(1.02)	(.30)
Net asset value, end of period	$ 23.63	$ 20.58	$ 22.67	$ 24.56	$ 21.22	$ 25.68
Total Return (%)[c]	14.88**	(7.75)	(6.96)	20.14	(13.63)	22.31
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	141	130	193	217	215	284
Ratio of expenses (%)	1.25*	1.22	1.21	1.18	1.18	1.20
Ratio of net investment income (loss) (%)	.33*	.08	(.03)	.18	.38	(.02)
Portfolio turnover rate (%)	8*	14	20	20	32	21
[a] For the six months ended November 30, 2003 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class B
Years Ended May 31,	2003[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 19.72	$ 21.89	$ 23.85	$ 20.72	$ 25.29	$ 21.10
Income (loss) from investment operations: Net investment income (loss)	(.03)[b]	(.12)[b]	(.17)[b]	(.13)	(.09)	(.14)
Net realized and unrealized gain (loss) on investment transactions	2.87	(1.75)	(1.65)	4.03	(3.46)	4.60
Total from investment operations	2.84	(1.87)	(1.82)	3.90	(3.55)	4.46
Less distributions from: Net investment income	-	-	-	-	(.03)	-
Net realized gains on investment transactions	-	(.30)	(.14)	(.77)	(.99)	(.27)
Total distributions	-	(.30)	(.14)	(.77)	(1.02)	(.27)
Net asset value, end of period	$ 22.56	$ 19.72	$ 21.89	$ 23.85	$ 20.72	$ 25.29
Total Return (%)[c]	14.40**	(8.44)	(7.63)	19.22	(14.29)	21.39
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19	22	36	46	40	53
Ratio of expenses (%)	2.00*	1.98	1.96	1.93	1.93	1.95
Ratio of net investment income (loss) (%)	(.41)*	(.68)	(.78)	(.57)	(.37)	(.77)
Portfolio turnover rate (%)	8*	14	20	20	32	21
[a] For the six months ended November 30, 2003 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class C
Years Ended May 31,	2003[a]	2003	2002	2001	2000	1999[b]
Selected Per Share Data
Net asset value, beginning of period	$ 19.71	$ 21.89	$ 23.85	$ 20.72	$ 25.27	$ 19.09
Income (loss) from investment operations: Net investment income (loss)	(.04)[c]	(.12)[c]	(.17)[c]	(.13)	(.08)	(.03)
Net realized and unrealized gain (loss) on investment transactions	2.89	(1.76)	(1.65)	4.03	(3.45)	6.48
Total from investment operations	2.85	(1.88)	(1.82)	3.90	(3.53)	6.45
Less distributions from: Net investment income	-	-	-	-	(.03)	-
Net realized gains on investment transactions	-	(.30)	(.14)	(.77)	(.99)	(.27)
Total distributions	-	(.30)	(.14)	(.77)	(1.02)	(.27)
Net asset value, end of period	$ 22.56	$ 19.71	$ 21.89	$ 23.85	$ 20.72	$ 25.27
Total Return (%)[d]	14.46**	(8.48)	(7.63)	19.22	(14.22)	34.06**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	4	6	7	6	3
Ratio of expenses (%)	2.01*	1.97	1.96	1.93	1.93	1.85*
Ratio of net investment income (loss) (%)	(.42)*	(.67)	(.78)	(.57)	(.39)	(.73)*
Portfolio turnover rate (%)	8*	14	20	20	32	21
[a] For the six months ended November 30, 2003 (Unaudited).
[b] For the period October 28, 1998 (commencement of sales of Class C shares) to May 31, 1999.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Institutional Class
Years Ended May 31,	2003[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 20.76	$ 22.80	$ 24.70	$ 21.35	$ 25.75	$ 21.32
Income (loss) from investment operations: Net investment income (loss)	.06[b]	.06[b]	.05[b]	.11	.15	.04
Net realized and unrealized gain (loss) on investment transactions	3.05	(1.80)	(1.71)	4.15	(3.53)	4.70
Total from investment operations	3.11	(1.74)	(1.66)	4.26	(3.38)	4.74
Less distributions from: Net investment income	(.04)	-	(.10)	(.14)	(.03)	(.04)
Net realized gains on investment transactions	-	(.30)	(.14)	(.77)	(.99)	(.27)
Total distributions	(.04)	(.30)	(.24)	(.91)	(1.02)	(.31)
Net asset value, end of period	$ 23.83	$ 20.76	$ 22.80	$ 24.70	$ 21.35	$ 25.75
Total Return (%)	14.99**	(7.52)	(6.73)	20.44	(13.39)	22.53
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	92	90	100	116	106	125
Ratio of expenses (%)	1.00*	.97	.96	.93	.93	.95
Ratio of net investment income (loss) (%)	.59*	.33	.22	.43	.65	.23
Portfolio turnover rate (%)	8*	14	20	20	32	21
[a] For the six months ended November 30, 2003 (Unaudited). [b] Based on average shares outstanding during the period. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Flag Investors Equity Partners Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodial bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund in the form of cash and/or government securities equal to 102 percent of the value of domestic securities and 105 percent of the value of international securities. The Fund may invest the cash collateral in an affiliated money market fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral. The fees earned for lending securities may be shared with an affiliate regardless of whether or not the cash collateral is invested in an affiliated money market fund. Either the Fund or the borrower may terminate the loan. There were no securities on loan as of November 30, 2003.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made semi-annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 476,886
Undistributed net long-term capital gains	$ 549,239
Capital loss carryforwards	$ -
Net unrealized appreciation (depreciation) on investments	$ 62,463,238

In addition, during the years ended May 31, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	2003	2002
Distributions from ordinary income*	$ 137,700	$ 852,258
Distributions from long-term capital gains	$ 3,993,308	$ 2,086,492

*For tax purposes short-term capital gains distributions are considered ordinary income distributions.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended November 30, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $10,521,685 and $34,529,394, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Investment Company Capital Corporation ("ICCC" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreement the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 1.00% of the first $50,000,000 of the Fund's average daily net assets, 0.85% of the next $50,000,000 of such net assets, 0.80% of the next $100,000,000 of such net assets and 0.70% of such net assets in excess of $200,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended November 30, 2003, the fee pursuant to the Investment Advisory Agreement was equivalent to an annualized effective rate of 0.83% of the Fund's average daily net assets. Alex. Brown Investment Management serves as subadvisor and is responsible for the day to day management of the Fund.

Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. Transfer agent charges to the Fund by SISC aggregated $45,530, of which $36,131 is unpaid at November 30, 2003.

Accounting Fees. ICCC is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. At its expense, ICCC has delegated its fund accounting and related duties to Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor. In turn, SFAC and ICCC have retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. The amount charged to the Fund by ICCC for accounting services aggregated $40,528, of which $9,886 is unpaid at November 30, 2003.

Prior to July 18, 2003, Deutsche Bank Trust Company Americas, an affiliate of the Advisor, was the Fund's custodian.

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class A, B and C shares. For the six months ended November 30, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2003
Class A	$ 166,928	$ 4,204
Class B	75,006	13,327
Class C	17,229	3,329
	$ 259,163	$ 20,860

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B and C shareholders at an annual rate of 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended November 30, 2003, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at November 30, 2003	Effective Rate
Class B	$ 25,002	-	.25%
Class C	5,743	-	.25%
	$ 30,745	-

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended November 30, 2003 aggregated $3,856. There were no underwriting commissions paid in connection with the distributions of Class C shares for the six months ended November 30, 2003.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended November 30, 2003, the CDSC for Class B and C shares aggregated $33,447 and $103, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended November 30, 2003, SDI received $173.

Other. The Fund may invest in Daily Assets Fund Institutional, an open-end management investment company managed by Deutsche Asset Management, Inc.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under this agreement.

E. Share Transactions

The Fund is authorized to issue up to 90 million shares of $.001 par value capital stock (40 million Class A Shares, 15 million Class B Shares, 15 million Class C Shares, 15 million Institutional Class and 5 million undesignated). The following table summarizes share and dollar activity in the Fund:

	Six Months Ended November 30, 2003		Year Ended May 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	299,424	$ 6,536,646	727,066	$ 13,918,524
Class B	49,603	1,036,415	168,178	3,157,111
Class C	25,777	543,514	13,619	247,804
Institutional Class	90,185	1,971,851	1,018,855	19,555,447
		$ 10,088,426		$ 36,878,886
Shares issued to shareholders in reinvestment of distributions
Class A	2,603	$ 54,198	114,643	$ 2,181,645
Class B	-	-	19,899	363,944
Class C	-	-	4,038	73,855
Institutional Class	3,545	74,340	63,404	1,215,447
		$ 128,538		$ 3,834,891
Shares redeemed
Class A	(657,068)	$ (14,185,105)	(3,044,682)	$ (56,783,336)
Class B	(312,858)	(6,494,873)	(752,683)	(13,584,690)
Class C	(30,543)	(643,847)	(89,173)	(1,607,779)
Institutional Class	(561,089)	(12,423,874)	(1,162,180)	(22,228,032)
		$ (33,747,699)		$ (94,203,837)
Net increase (decrease)
Class A	(355,041)	$ (7,594,261)	(2,202,973)	$ (40,683,167)
Class B	(263,255)	(5,458,458)	(564,606)	(10,063,635)
Class C	(4,766)	(100,333)	(71,516)	(1,286,120)
Institutional Class	(467,359)	(10,377,683)	(79,921)	(1,457,138)
		$ (23,530,735)		$ (53,490,060)

Account Management Resources

For shareholders of Classes A, B, C and Institutional

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	FLEPX	FEPBX	FEPCX	FLIPX
CUSIP Number	81114K 108	81114K 207	81114K 306	81114K 405
Fund Number	409	609	709	509

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

August 2003

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not currently applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the filing period of the report, management identified issues relating to the overall fund expense payment and accrual process. Management discussed these matters with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

ITEM 10.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Flag Equity Partners Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               January 16, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Flag Equity Partners Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               January 16, 2004
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               January 16, 2004
                                    ---------------------------